UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

ANNUAL REPORT
December 31, 2008

February 10, 2009

Thank goodness for December, otherwise investors would have been more than a little shell-shocked by fourth quarter portfolio returns. Since the advent of the Lehman Brothers bankruptcy in mid-September 2008, we have seen significant investor equity sell-off, both domestically and internationally. The reasons are many, but the end result has been significant declines in share prices driven by the ongoing bust of the global housing bubble, massive bank write-downs, freezing of consumer spending, and rising unemployment. Add to that mix liquidity fears, deleveraging by hedge funds, and loss of investor confidence, and you can see why investors would reach for anti-depressants early and often.

The fourth quarter of 2008 will be one that most investors will want to forget as soon as possible. Some optimists, however, could look at the quarter as a turning point. First from a real estate perspective, securitized commercial real estate investors had to be somewhat glad that REITs performed inline for the year, despite a horrible fourth quarter. Second, the credit crunch’s persistence and stubbornness recently prompted the Fed to cut rates to essentially a 0% target. Although REITs remain under pressure, the situation would likely be worse in the absence of central bank efforts. This liquidity should provide the fuel for the next rally once the economic outlook and credit markets stabilize. Third, REITs rallied significantly in December after two months of abysmal performance in October and November.

From a small cap equity perspective, investors had to be somewhat glad that small cap stocks (as represented by the Russell 2000® Index) outperformed large cap stocks in 2008 – an unusual occurrence early in a recession. Second, US small cap value stocks (as represented by the Russell 1000® Index) outperformed almost every other asset class and investment style in 2008, despite logging a miserable absolute performance. This occurred even though small cap value stocks (as represented by the Russell 2000® Value Index) included many troubled small banks and financial institutions. Third, small cap value stocks rallied significantly in December after two abysmal months of performance in October and November.

Phocas Real Estate Fund (PHREX)
While the securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), was relatively flat for the first nine months of the year, there was no escape from the significant downturn in virtually all asset classes, with the exception of US Treasuries, in the fourth quarter.  Even after the positive 16.39% rally in December, the Index posted a total return of -38.80% for the fourth quarter and -37.73% for the full year 2008. We are very pleased with our risk management, given the portfolio’s outperformance of the Index for the quarter and year, and remain cognizant of the extreme current market conditions as we structure the portfolio by taking advantage of compelling opportunities.

Industrials, Regional Malls and Lodging repeated the third quarter’s dubious honor of being the worst performing sectors of the Index in the fourth quarter. During the quarter Prologis (PLD) and AMB Corporation (AMB) further reduced Funds From Operations (“FFO”) guidance for 2009 after initiating 2009 guidance in the third quarter. The worst performer in the sector was First Industrial (FR) as the company’s President and CEO resigned while the company was focusing on “recurring” cash flow, and not transactional income. These are certainly steps in the right direction for FR, including resetting the dividend to a more appropriate level, but the stock price declined over 60% in less than a month, and was down more than 70% for the quarter.

Similarly, Regional Malls were also impacted from negative company specific news, particularly General Growth (GGP). The company continues to struggle with debt refinancing and, and a declining consumer spending. During the quarter CBL Associates (CBL) and Glimcher Realty (GRT), Class B mall companies, were mentioned in various news articles as having greater exposure to ailing retailers than their peers. The portfolio remains invested in Simon Properties (SPG) with what we believe are the best assets and management team in the sector, and a small position of GGP as a value investment at current prices.

The slowing economy has also impacted the Lodging industry as business travel has been curtailed and leisure business is down considerably with the rise in unemployment. Fundamentals are weak and Revenue Per Available Room (“RevPAR”) continues to decline, with 2009 consensus estimates 6-8% below 2008. In addition, new supply is likely to dampen any possible recovery in 2009 as the bulk of new supply is expected to come online during the second half of the year, precisely when some are calling for an economic recovery. We perceive a potential risk to be companies attempting to hold RevPAR, which only includes room revenue, at the expense of ancillary revenues which may include providing free internet, breakfasts, etc. This reduction of gross revenues could put tremendous pressure on 2009 earnings. The portfolio remains underweight the sector relative to the Index, with its sole position Host Hotels & Resorts (HST).

Investors should not be surprised that Neighborhood Shopping Centers underperformed in the fourth quarter, because seemingly every headline regarding retail was negative, store closings and bankruptcies, refinancing risks and slowing consumer spending, among others. There continues to be a serious dichotomy within the sector, though, driven by growth strategies, asset locations and of course liquidity. Companies with infill locations, more focused on redevelopment, Federal Realty (FRT) and Acadia Realty (AKR), have certainly gotten the better of the competitors more focused on development. Despite our beliefs that retailers face continued headwinds, the portfolio remains invested in companies with high quality assets and locations and strong balance sheets, consistent with our fundamental approach.

Job losses are mounting, and the Office sector continues to suffer through compressing lease spreads and higher vacancy rates. The portfolio is underweight the sector relative to the Index, excluding the non-traditional Office REIT Alexandria Real Estate (ARE), which specializes in laboratory and R&D (research and development) space. Boston Properties (BXP) remains a core holding in the portfolio due to its premium CBD (central business district) assets, strong balance sheet, long leases at rents below market rates and superior growth prospects. The third and final position in the sector, SL Green (SLG), was one of the worst performers in the portfolio during the quarter, and full year 2008. The stock fell out of favor with investors on fears increased cap rates and further consolidation in the financial sector which is expected to limit demand in the near term.

The Apartment sector was clearly a relative winner, outperforming the Index for the full year by over 1200 bps and 200 bps in the fourth quarter, despite the massive job losses. Key drivers included continued financing from Freddie and Fannie, a decline in move outs to single family homes and the lag between unemployment and demand. American Campus (ACC) remains the portfolios largest position in the sector due to its strong fundamentals and low dependence on job growth for success in the student housing business.

The defensive characteristics of the healthcare sector were also apparent. The sector consistently outperformed the Index throughout 2008, as demand for health care real estate is primarily driven by the U.S. aging population, not the economy. The portfolio remains overweight the sector with large positions in Ventas (VTR) and Nationwide Health Properties (NHP) and a market weight position in HCP, Inc. (HCP).

Self Storage remains an enigma. The sector posted top performance in the quarter and full year 2008 with a positive 5% total return for the year. While fundamentals appear to be gradually weakening due to the economy, no material cracks have been reported. The portfolio owns what we believe is the largest and highest quality company in the sector, Public Storage (PSA). A major advantage of the company is its reliance on preferred equity as opposed to debt. In years past, the company was penalized by investors for its higher cost of capital due to its reliance on preferreds versus debt. That conservatism is now paying off in spades, the preferreds are seen as perpetual, and PSA posted a 12.1% total return in 2008.

Following, please see a breakdown of performance and yields by sector for the fourth quarter of 2008, as well as the full year 2008 and 2007 results.

Sector	4th Qtr 2008	2008	2007	Yield
Industrial/Office	-45.4%	-50.3%	-14.9%	8.8%
Office	-40.0%	-41.1%	-19.0%	7.4%
Industrial	-56.4%	-67.5%	0.4%	11.3%
Mixed	-42.5%	-34.0%	-33.1%	11.1%
Retail	-46.3%	-48.4%	-15.8%	8.5%
Shopping Centers	-41.5%	-38.8%	-17.7%	8.5%
Regional Malls	-55.5%	-60.6%	-15.9%	8.7%
Free Standing	-17.3%	-15.1%	-0.4%	8.0%
Residential	-35.8%	-24.9%	-25.2%	7.4%
Apartments	-36.2%	-25.1%	-25.4%	7.5%
Manufactured Homes	-27.2%	-20.2%	-19.3%	5.5%
Diversified	-34.5%	-28.2%	-22.3%	6.7%
Lodging/Resorts	-45.0%	-59.7%	-22.4%	10.7%
Health Care	-25.7%	-12.0%	2.1%	6.7%
Self Storage	-21.5%	5.0%	-24.8%	3.8%
Specialty	-33.2%	-25.7%	14.6%	5.7%
Equity REIT Index	-38.8%	-37.7%	-15.7%	7.6%

All figures include dividends.  Source: NAREIT. Past performance does not guarantee future results.

Real Estate Outlook
Many market pundits say there is little reason to be too optimistic about equity prospects for 2009. After all, while we wait for President-elect Obama’s reign, havoc continues in the Middle East, wars in multiple countries, a rising national budget deficit, and a steadily declining or stagnant global economy. As it relates to the portfolio, we remain cautious on commercial real estate as fundamentals are likely to deteriorate into late 2009, cap rates have risen 100-200 bps above their lows on the relatively few transactions that have closed and refinancing risks remains center stage. However, we remain optimistic that US equity markets, including REITs, should turn in investor’s favor by year-end 2009, albeit modestly. Our wishful thinking is driven by a few factors: (1) equity valuations have been driven down to levels not seen in decades; (2) value investing has come back in fashion; (3) global government fiscal stimulus packages will likely stem the liquidity crisis and help reduce the negative impact of the housing bubble; and (4) the decline in oil prices should help put more money in consumers pockets.

With nearly 30% of REITs having cut their dividends already, and further cuts unlikely, we believe investors are likely to accept risk to obtain a premium yield versus US Treasuries.  Like many investors today, we have little clarity about market direction, so we continue to focus on company fundamentals. We believe REITs are relatively cheap, even after accounting for a declining earnings environment. This is particularly true of the higher quality companies that are not excessively levered, and have sound balance sheets and limited financing needs.

Phocas Small Cap Value Fund (PHSVX)
The Russell 2000 Value Index (the “Benchmark”) had a total quarterly result of -24.89% led by the significant decline in Energy, Consumer Discretionary and Technology sectors. Energy continued to give up the ghost after having been the market leader earlier in the year. A weakening domestic consumer has left consumer discretionary stocks languishing throughout most of the year and the fourth quarter was not an exception. Only the “safe haven” sectors such as Utility, Consumer Staples, and Healthcare sectors held up relatively well, but quarterly performance was still negative nonetheless. In the end, within each sector, valuation really mattered in the fourth quarter as cheap companies, usually measured by low P/B, low P/E and low P/Sales ratios recovered faster in December than their counterparts.

The Benchmark’s fourth quarter return was led by Utilities (-6.8%), Consumer Staples (-15.4%), and Healthcare (-16.5%). Financials (-20.5%) and Industrials (-20.7%) outperformed the Benchmark during the quarter. Having a significant weighting in financials helped portfolio returns this quarter. The Material sector performed in-line with Benchmark (-27.0%). Meanwhile, Energy was the worst performer (-49.5%), followed closely behind by Consumer Discretionary (-42.1%). Telecom Services and Technology were also laggards relative to the Benchmark (-33.3% and -31.7%, respectively).

•
Energy. Seacor Holdings (-15.6%), a service provider to offshore and onshore oil & gas producers, was the best performer as it was a service oriented company that was only indirectly impacted by oil & gas pricing. Pure energy plays got hammered during the quarter: Swift Energy (-56.6%) and Mariner Energy (-51.5%). We remained roughly sector-weight neutral during the quarter and at the end of the fourth quarter total sector weight was down to 2.3% of portfolio (energy was 2.5% weight within the Benchmark). Many active small cap managers had a large overweight within energy, and paid the price.

•
Materials. Innospec (-51.2%) a specialty chemical producer was the hardest hit but many materials stocks suffered as well. Fortunately, we had one winner, Hercules, which was acquired by Ashland for a premium of about 35%. Also, Schweitzer-Mauduit, a specialty paper manufacturer, showed positive returns (+6.2%). These two positions, out of a total of five that we owned within the sector, allowed our materials sector to significantly outperform the Benchmark sector return.

•
Industrials. Our industrial segment return was significantly higher than the Benchmark as one acquisition target, Gehl Corp, was consummated during the quarter as well as our two largest positions within the sector, URS Corp (+16.1%) and ICF International (+24.4%), benefitted from news of potential major infrastructure spending in 2009 and beyond.  Our weakest performer was Enpro Industries, a sealing and automotive parts supplier (-42.0%).

•
Consumer Discretionary. Our segment return outperformed the Benchmark’s sector return. Our best performer was Jackson Hewitt, a tax preparation company recovering from a scandal (+3.5%) and Monarch Casino (+2.3%). Needless to say, our worst performers were retail stocks: Perry Ellis (-57.5%) and Conns (-54.7%).

•
Consumer Staples. Our stocks ran the gamut this quarter as Nash Finch, a food distributor (+4.8%), did well but was offset by the performance of NBTY, a vitamin manufacturer and distributor (-47.0%). The portfolio sector slightly underperformed the Benchmark’s sector return. Our largest position within the sector, Treehouse Foods, a generic and branded food supplier, continues to do very well on both an absolute and relative basis versus peers.

•
Healthcare.  The portfolio sector weight as well as the Benchmark’s weight remains slightly over 5%. As a safe haven sector, one would have expected that it would outperform during the fourth quarter – and it did. AmeriGroup Corp. (+17.0%), a HMO provider, and Par Pharmaceutical (+9.1%) was able to offset the big declines by Kindred Healthcare (-52.8%), a nursing home and hospital owner and operator.

•
Financials.  By the end of the fourth quarter, the sector weight within the Benchmark was 39.6%, up from 36.6% at the beginning of the quarter. Given its significant weight, needless to say, long-term, active managers have to be right about the sector and their investments within it, to outperform the broader Benchmark effectively over time. Many active managers have been wrong on the sector this year. Our portfolio sector return (-15.0%) continued to outperform the sector return (-20.5%) as it has most of this year.  Fidelity National Financial, one of our largest positions, and the largest domestic title insurance company was the best performer (+22.2%). It should benefit from low interest rates and higher levels of mortgage refinancing trends going forward. Meanwhile, some of our largest bank positions held their own: National Penn Bancshares (+0.6%) and East West Bancorp (+17.4%).  Not unusual in this market, some of our cheapest, smallest financial stocks continue to be the hardest hit. Liquidity and no institutional following have hurt these smaller stocks in today’s uncertain investment environment: Royal Bancshares of Pennsylvania(-40.2%) and FNB United (-55.8%). Our strong stock selection within this sector continues to greatly enhance portfolio performance relative to the Benchmark.

•
Technology.  This segment has struggled all year. Though we believe it represents value, cheap technology stock valuations have gotten cheaper most of the year.  Our portfolio segment return was in line with the Benchmark’s sector return. We only had one positive quarterly return out of 15 positions. Our three largest positions outperformed the Benchmark sector return but it was not enough to offset declines by many of our smaller positions. We have emphasized enterprise software companies within our portfolio, which struggled mightily in the fourth quarter as orders slowed down along with the economy. Also, semiconductor stocks have yet to see an uptick this year.

•	Telecom. We have only two companies in this sector: Syniverse (-28.1%) and CenturyTel (-23.7%). This sector represents about 1.0% of the Benchmark.

•
Utilities.  The best performing sector within the Benchmark (-6.8%). Our portfolio sector return was even better (-0.4%) as our biggest positions, Mirant (+51.7%) and American Water Works (+14.6%), held up the sector. Portland General was our weakest performer (-16.7%). This segment now represents about 7.6% of the Benchmark.

Outlook
Many market pundits say there is little reason to get too optimistic about equity prospects for 2009. After all, while we wait for President-elect Obama’s reign, we continue to have havoc in the Middle East, wars in multiple countries, a rising national budget deficit and a steadily declining or stagnant global economy. We remain optimistic, however, that US equity markets should turn in investors’ favor by year-end 2009, albeit modestly. Our wishful thinking is driven by a few factors: (1) equity valuations have been driven down to levels not seen in decades; (2) value investing has come back in fashion; (3) global government fiscal stimulus packages will likely stem the liquidity crisis and help reduce the negative impact of the housing bubble; and (4) the decline in oil prices should help put more money in consumers pockets.

Once again, like many investors today, we have little clarity about market direction, so we continue to focus on company fundamentals. Stock prices, in many cases, already reflect significant declines in revenues, margin erosion and lower profits. We think current valuations have adjusted downward more than necessary. This is the primary reason we believe that 2009 should generate positive returns for US equity investors.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  The Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund.  The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for complete fund holdings as of December 31, 2008.  Current and future portfolio holdings are subject to risk.

A basis point is equivalent to 0.01% (1/100th of a percent).

P/E: price-to-earnings ratio: (stock market) the price of a stock divided by its earnings.

Cash Flow: the excess of cash revenues over cash outlays in a give period of time (not including non-cash expenses).

P/B: the price-to-book ratio, or P/B ratio, is a financial ratio used to compare a company’s book value to its current market price.

P/S: price-to-sales ratio, P/S ratio, or PSR, is a valuation metric for stocks. It is calculated by dividing the company’s market cap by the company’s revenue in the most recent fiscal year (or the most recent four fiscal quarters); or, equivalently, by dividing the per-share stock price by the per-share revenue.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Source: Russell Investment Group.  You may not invest directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.  Source: Russell Investment Group.

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe.  The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.  Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set.  Source: Russell Investment Group.

Phocas Funds

PHOCAS REAL ESTATE FUND Comparison of the change in value of a $10,000 investment in the Phocas Real Estate Fund vs the S&P 500® Index and the NAREIT Equity Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Real Estate Fund	-35.11%	-19.17%
S&P 500® Index	-37.00%	-14.14%
NAREIT Equity Index	-37.73%	-21.78%
Total annual fund operating expenses: 5.00%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate. The figures above reflect all dividends reinvested.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

PHOCAS SMALL CAP VALUE FUND Comparison of the change in value of a $10,000 investment in the Phocas Small Cap Value Fund vs the Russell 2000® Value Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Small Cap Value Fund	-24.68%	-11.31%
Russell 2000® Value Index	-28.92%	-15.05%
Total annual fund operating expenses: 2.33%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

EXPENSE EXAMPLE – December 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08 – 12/31/08).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% and 0.99%, respectively,  for the Real Estate Fund and the Small Cap Value Fund per the advisory agreement.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Funds

EXPENSE EXAMPLE – December 31, 2008 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 – 12/31/08*
Actual
Real Estate Fund	$1,000.00	$ 698.70	$6.40
Small Cap Value Fund	$1,000.00	$ 835.50	$4.57
Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,017.60	$7.61
Small Cap Value Fund	$1,000.00	$1,020.16	$5.03

*
Expenses are equal to an annualized expense ratio of 1.50% for the Real Estate Fund and 0.99% for the Small Cap Value Fund, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days (to reflect the one-half year period).

Phocas Funds

INDUSTRY ALLOCATION OF PORTFOLIO Assets – December 31, 2008 (Unaudited)

Phocas Real Estate Fund

Percentages represent market value as a percentage of total investments.

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2008 (Unaudited)

Phocas Small Cap Value Fund

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2008
Shares	COMMON STOCKS - 99.57%	Value
	Apartments - 9.08%
5,589	American Campus Communities, Inc.	$114,463
1,661	AvalonBay Communities, Inc.	100,623
791	Mid-America Apartment Communities, Inc.	29,394
		244,480
	Diversified - 13.25%
6,441	Digital Realty Trust, Inc.	211,587
4,300	Mission West Properties, Inc.	32,895
1,863	Vornado Realty Trust	112,432
		356,914
	Health Care - 16.27%
4,005	HCP, Inc.	111,219
4,898	Nationwide Health Properties, Inc.	140,671
5,555	Ventas, Inc.	186,481
		438,371
	Hotels - 1.33%
4,732	Host Hotels & Resorts, Inc.	35,821
	Manufactured Homes - 3.09%
2,170	Equity Lifestyle Properties, Inc.	83,241
	Office Property - 12.88%
2,660	Alexandria Real Estate Equities, Inc.	160,504
2,518	Boston Properties, Inc.	138,490
1,854	SL Green Realty Corp.	48,019
		347,013
	Regional Malls - 8.67%
6,788	General Growth Properties, Inc.	8,756
4,228	Simon Property Group, Inc.	224,634
		233,390
	Shopping Centers - 20.29%
8,030	Acadia Realty Trust	114,588
3,962	Federal Realty Investment Trust	245,961
3,984	Kimco Realty Corp.	72,828
2,425	Regency Centers Corp.	113,247
		546,624
	Storage - 5.33%
1,805	Public Storage, Inc.	143,497

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares		Value
	Warehouse/Industrial - 9.38%
2,424	AMB Property Corp.	$56,770
14,104	ProLogis	195,905
		252,675
	TOTAL COMMON STOCKS
	(Cost $3,353,095)	2,682,026

	SHORT-TERM INVESTMENTS - 0.30%
7,957	AIM STIT-STIC Prime Portfolio	7,957
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,957)	7,957

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,361,052) - 99.87%	2,689,983
	Other Assets in Excess of Liabilities - 0.13%	3,622
	NET ASSETS - 100.00%	$2,693,605

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008
Shares		Value
	Aerospace & Defense - 3.17%
22,617	Herley Industries, Inc. (a)	$277,737
6,312	Triumph Group, Inc.	268,007
		545,744
	Auto Components - 0.78%
9,161	ATC Technology Corp. (a)	134,025
	Capital Markets - 1.17%
4,783	Affiliated Managers Group, Inc. (a)	200,503
	Chemicals - 1.78%
7,981	Innospec, Inc.	47,008
10,872	Sensient Technologies Corp.	259,623
		306,631
	Commercial Banks - 17.00%
19,319	Banco Latinoamericano
	de Exportaciones S.A. (b)	277,421
4,408	City National Corp.	214,670
14,841	East West Bancorp, Inc.	237,011
21,744	First BanCorp	242,228
25,402	First Commonwealth Financial Corp.	314,477
16,595	FNB United Corp.	52,108
13,291	Greene Bancshares, Inc.	179,960
5,455	IBERIABANK Corp.	261,840
26,972	National Penn Bancshares, Inc.	391,364
11,007	Republic Bancorp Inc. - Class A	299,390
10,051	Royal Bancshares of
	Pennsylvania, Inc. - Class A	33,470
4,828	Sandy Spring Bancorp, Inc.	105,395
11,996	TCF Financial Corp.	163,865
17,368	Washington Banking Co.	151,102
		2,924,301
	Commercial Services & Supplies - 5.38%
7,191	Jackson Hewitt Tax Service, Inc.	112,827
10,445	Korn/Ferry International (a)	119,282
9,974	Steiner Leisure Ltd. (a)(b)	294,432
5,887	United Stationers, Inc. (a)	197,155
4,235	Watson Wyatt Worldwide, Inc. - Class A	202,518
		926,214

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares		Value
	Communications Equipment - 0.89%
19,261	Arris Group, Inc. (a)	$153,125
	Computers & Peripherals - 0.53%
5,530	Synaptics, Inc. (a)	91,577
	Construction & Engineering - 2.18%
9,192	URS Corp. (a)	374,758
	Diversified Financial Services - 1.69%
6,834	AllianceBernstein Holding LP	142,079
20,631	Encore Capital Group, Inc. (a)	148,543
		290,622
	Diversified Telecommunication
	Services - 0.60%
3,765	CenturyTel, Inc.	102,897
	Electric Utilities - 1.86%
23,786	NV Energy, Inc.	235,243
4,331	Portland General Electric Co.	84,325
		319,568
	Electrical Equipment - 1.50%
5,619	Preformed Line Products Co.	258,699
	Electromedical &
	Electrotherapeutic Apparatus - 0.58%
11,900	Syneron Medical Ltd. (a)(b)	99,246
	Electronic Equipment & Instruments - 2.67%
13,568	Brightpoint, Inc. (a)	59,021
4,352	ScanSource, Inc. (a)	83,863
13,012	SYNNEX Corp. (a)	147,426
6,740	Watts Water Technologies, Inc. - Class A	168,298
		458,608
	Energy Equipment & Services - 0.48%
1,228	SEACOR Holdings, Inc. (a)	81,846
	Food & Staples Retailing - 0.84%
3,236	Nash Finch Co.	145,264
	Food Products - 1.61%
10,142	Treehouse Foods, Inc. (a)	276,268

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares		Value
	Gas Utilities - 2.60%
7,191	Atmos Energy Corp.	$170,427
5,907	Laclede Group, Inc.	276,684
		447,111
	Health Care Equipment & Supplies - 0.39%
4,420	Orthofix International N.V. (a)(b)	67,759
	Health Care Providers & Services - 2.96%
4,027	AMERIGROUP Corp. (a)	118,877
14,110	Healthspring, Inc. (a)	281,777
8,328	Kindred Healthcare, Inc. (a)	108,430
		509,084
	Hotels, Restaurants & Leisure - 0.54%
8,047	Monarch Casino & Resort, Inc. (a)	93,748
	Independent Power
	Producers & Energy Traders - 1.58%
14,450	Mirant Corp. (a)	272,671
	Industrial Conglomerates - 1.60%
15,152	Tredegar Corp.	275,463
	Insurance - 7.84%
4,919	American Physicians Capital, Inc.	236,604
15,744	Fidelity National Title Group, Inc. - Class A	279,456
5,156	Infinity Property & Casualty Corp.	240,940
11,329	IPC Holdings, Ltd. (b)	338,737
6,639	Safety Insurance Group, Inc.	252,680
		1,348,417
	Internet Software & Services - 2.69%
8,255	Avocent Corp. (a)	147,847
38,706	Internet Capital Group, Inc. - Class A (a)	210,948
15,203	ValueClick, Inc. (a)	103,988
		462,783
	IT Services - 3.01%
11,672	ICF International, Inc. (a)	286,781
16,949	Perot Systems Corp. - Class A (a)	231,693
		518,474
	Leisure Equipment & Products - 1.75%
14,596	JAKKS Pacific, Inc. (a)	301,115

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares		Value
	Machinery - 1.67%
6,077	EnPro Industries, Inc. (a)	$130,899
7,946	Timken Co.	155,980
		286,879
	Media - 0.66%
9,954	Corus Entertainment, Inc. - Class B (b)	114,172
	Metals & Mining - 1.14%
4,138	Brush Engineered Materials, Inc. (a)	52,635
3,804	Schnitzer Steel Industries, Inc. - Class A	143,221
		195,856
	Multi-line Retail - 0.29%
5,833	Conn's, Inc. (a)	49,464
	Oil & Gas Exploration & Production - 0.58%
5,889	Swift Energy Co. (a)	98,994
	Oil, Gas & Consumable Fuels - 0.72%
1,547	Mariner Energy, Inc. (a)	15,779
15,189	Rosetta Resources, Inc. (a)	107,538
		123,317
	Paper & Forest Products - 1.09%
9,332	Schweitzer-Mauduit International, Inc.	186,827
	Personal Products - 3.30%
11,286	Alberto-Culver Co.	276,620
13,323	Elizabeth Arden, Inc. (a)	168,003
7,881	NBTY, Inc. (a)	123,338
		567,961
	Pharmaceutical Preparations - 1.18%
15,530	ViroPharma, Inc. (a)	202,201
	Pharmaceuticals - 0.52%
6,686	Par Pharmaceutical Companies, Inc. (a)	89,659
	Professional, Scientific,
	and Technical Services - 0.24%
14,285	ModusLink Global Solutions, Inc. (a)	41,284
	Real Estate Investment Trusts - 8.05%
14,205	Acadia Realty Trust	202,705
2,894	Alexandria Real Estate Equities, Inc.	174,624
9,320	American Campus Communities, Inc.	190,874

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares		Value
	Real Estate Investment
	Trusts - 8.05% (Continued)
6,706	Digital Realty Trust, Inc.	$220,292
4,293	Equity Lifestyle Properties, Inc.	164,679
6,591	Nationwide Health Properties, Inc.	189,294
17,495	ProLogis	243,006
		1,385,474
	Semiconductor & Semiconductor
	Equipment - 1.39%
12,757	Fairchild Semiconductor
	International, Inc. - Class A (a)	62,382
13,986	Microsemi Corp. (a)	176,783
		239,165
	Software - 2.32%
15,310	Compuware Corp. (a)	103,343
12,926	i2 Technologies, Inc. (a)	82,597
16,264	JDA Software Group, Inc. (a)	213,546
		399,486
	Textiles, Apparel & Luxury Goods - 2.41%
8,561	K-Swiss, Inc. - Class A	97,596
14,253	Perry Ellis International, Inc. (a)	90,364
10,733	Wolverine World Wide, Inc.	225,822
		413,782
	Thrifts & Mortgage Finance - 1.51%
5,397	WSFS Financial Corp.	259,002
	Water Utilities - 1.55%
12,733	American Water Works Co., Inc.	265,865
	Wireless Telecommunication Services - 0.67%
9,705	Syniverse Holdings, Inc. (a)	115,878
	TOTAL COMMON STOCKS
	(Cost $21,723,261)	17,021,787

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued
Shares	SHORT-TERM INVESTMENTS - 1.30%	Value
223,868	AIM STIT-STIC Prime Portfolio	$223,868
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $223,868)	223,868

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $21,947,129) - 100.26%	17,245,655
	Liabilities in Excess
	of Other Assets - (0.26%)	(44,221)
	NET ASSETS - 100.00%	$17,201,434

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2008

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $3,361,052 and $21,947,129, respectively)	$2,689,983	$17,245,655
Cash	1	1,723
Receivables:
Fund shares sold	—	61,921
Due from Advisor (Note 3)	14,179	1,469
Dividends and interest	23,213	34,025
Prepaid expenses	1,104	3,321
Total assets	2,728,480	17,348,114
LIABILITIES
Payables:
Fund shares redeemed	—	112,063
Audit fees	18,200	18,200
Fund accounting fees	4,247	4,561
Distribution fees	3,519	—
Transfer agent fees and expenses	3,204	4,093
Administration fees	2,589	2,589
Custody fees	838	1,323
Chief Compliance Officer fee	736	842
Accrued expenses	1,542	3,009
Total liabilities	34,875	146,680
NET ASSETS	$2,693,605	$17,201,434
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$2,693,605	$17,201,434
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	226,640	1,152,442
Net asset value, offering and
redemption price per share	$11.88	$14.93
COMPOSITION OF NET ASSETS
Paid-in capital	$4,281,747	$24,865,468
Undistributed net investment income (loss)	23,875	4,059
Accumulated net realized loss on investments	(940,948)	(2,966,626)
Net unrealized depreciation on investments	(671,069)	(4,701,467)
Net assets	$2,693,605	$17,201,434

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2008

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes
of $0 and $1,443, respectively)	$108,498	$347,436
Interest	2,675	18,440
Total income	111,173	365,876
Expenses
Adminstration fees (Note 3)	30,641	30,639
Fund accounting fees (Note 3)	26,174	30,664
Advisory fees (Note 3)	23,993	158,501
Transfer agent fees and expenses (Note 3)	19,305	23,354
Audit fees	18,200	18,200
Distribution fees (Note 4)	7,998	—
Custody fees (Note 3)	7,454	14,171
Trustee fees	6,613	7,218
Legal fees	6,213	18,000
Chief Compliance Officer fee (Note 3)	3,695	4,010
Insurance expense	2,396	3,938
Registration fees	1,501	7,764
Reports to shareholders	275	2,868
Other expenses	949	2,334
Total expenses	155,407	321,661
Less: advisory fee waiver
and reimbursement (Note 3)	(107,424)	(112,439)
Net expenses	47,983	209,222
Net investment income	63,190	156,654

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments	(927,216)	(2,684,763)
Net change in unrealized
depreciation on investments	(120,856)	(3,365,983)
Net realized and unrealized loss on investments	(1,048,072)	(6,050,746)
Net Decrease in Net Assets
Resulting from Operations	$(984,882)	$(5,894,092)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$63,190	$37,836
Net realized gain (loss) on investments	(927,216)	8,923
Net change in unrealized
depreciation on investments	(120,856)	(648,249)
Net decrease in net assets
resulting from operations	(984,882)	(601,490)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(39,309)	(37,791)
From net realized gain on investments	(4,724)	(22,069)
Total distributions to shareholders	(44,033)	(59,860)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	63,300	3,133,116
Total increase (decrease) in net assets	(965,615)	2,471,766
NET ASSETS
Beginning of year	3,659,220	1,187,454
End of year	$2,693,605	$3,659,220
Accumulated net investment income	$23,875	$—

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	123,530	$1,870,278	171,115	$3,693,504
Shares issued on
reinvestments of
distributions	4,081	44,033	3,217	59,859
Shares redeemed (b)	(97,244)	(1,851,011)	(32,292)	(620,247)
Net increase	30,367	$63,300	142,040	$3,133,116
(b) Net of redemption
fees of		$2,113		$—

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$156,654	$57,480
Net realized loss on investments	(2,684,763)	(100,890)
Net change in unrealized
depreciation on investments	(3,365,983)	(1,432,261)
Net decrease in net assets
resulting from operations	(5,894,092)	(1,475,671)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(154,706)	(97,990)
From net realized gain on investments	—	(146,223)
Total distributions to shareholders	(154,706)	(244,213)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,314,564	22,423,051
Total increase (decrease) in net assets	(4,734,234)	20,703,167
NET ASSETS
Beginning of year	21,935,668	1,232,501
End of year	$17,201,434	$21,935,668
Undistributed net investment income (loss)	$4,059	$(39,913)

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	323,152	$5,792,722	1,067,654	$22,993,658
Shares issued on
reinvestments of
distributions	11,011	154,706	12,204	244,213
Shares redeemed (b)	(277,846)	(4,632,864)	(40,121)	(814,820)
Net increase	56,317	$1,314,564	1,039,737	$22,423,051
(b) Net of redemption
fees of		$484		$56

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

			September 29,
	Year Ended	Year Ended	2006* through
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning of period	$18.64	$21.90	$20.00
Income from investment operations:
Net investment income	0.32 ^	0.18	0.20
Net realized and unrealized
gain (loss) on investments	(6.90)	(3.15)	1.86
Total from investment operations	(6.58)	(2.97)	2.06
Less distributions:
From net investment income	(0.17)	(0.18)	(0.15)
From net realized gain on investments	(0.02)	(0.11)	(0.01)
Total distributions	(0.19)	(0.29)	(0.16)
Redemption fees retained	0.01 ^	—	—
Net asset value, end of period	$11.88	$18.64	$21.90
Total return	(35.11)%	(13.56)%	10.34	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$2,694	$3,659	$1,187
Ratio of expenses to average net assets:
Before expense reimbursement	4.85%	5.00%	15.92	%†
After expense reimbursement	1.50%	1.50%	1.50	%†
Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement	(1.38)%	(2.33)%	(10.55	)%†
After expense reimbursement	1.97%	1.17%	3.87	%†
Portfolio turnover rate	98.56%	24.81%	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

			September 29,
	Year Ended	Year Ended	2006* through
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning of period	$20.01	$21.86	$20.00
Income from investment operations:
Net investment income	0.13 ^	0.05 ^	0.03
Net realized and unrealized
gain (loss) on investments	(5.08)	(1.68)	1.85
Total from investment operations	(4.95)	(1.63)	1.88
Less distributions:
From net investment income	(0.13)	(0.09)	(0.02)
From net realized gain on investments	—	(0.13)	—
Total distributions	(0.13)	(0.22)	(0.02)
Redemption fees retained	0.00 #^	0.00 #^	—
Net asset value, end of period	$14.93	$20.01	$21.86
Total return	(24.68)%	(7.46)%	9.41	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$17,201	$21,936	$1,233
Ratio of expenses to average net assets:
Before expense reimbursement	1.52%	2.43%	14.93	%†
After expense reimbursement	0.99%	1.18%	1.50	%†
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	0.21%	(0.54)%	(12.79	)%†
After expense reimbursement	0.74%	0.71%	0.63	%†
Portfolio turnover rate	33.89%	147.75%	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation.  The Funds commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value per share.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6 – Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no provision for Federal income taxes has been recorded.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  As of December 31, 2008, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all tax returns filed for the last three years.

C.
Expenses:  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Securities Transactions, Dividends and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, annually and net realized gains, if any, annually. The amount and character income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2008, the following table shows the reclassifications made:

	Accumulated Net	Undistributed
	Realized Gains	Net Investment
	on Investments	Income
Real Estate Fund	6	(6)
Small Cap Value Fund	(42,024)	42,024

G.
Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
New Accounting Pronouncement:  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

NOTE 3 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Funds.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Funds.  For the year ended December 31, 2008, the Real Estate Fund and the Small Cap Value Fund incurred $23,993 and $158,501, respectively in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Real Estate Fund and 0.99% of average daily net assets of the Small Cap Value Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2008, the Advisor reduced its fees and absorbed Fund expenses in the amount of $107,424 for the Real Estate Fund and $112,439 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2009	2010	2011	Total
Real Estate Fund	$40,878	$113,069	$107,424	$261,371
Small Cap Value Fund	$39,457	$117,777	$112,439	$269,673

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

expense accruals.  For the year ended December 31, 2008, the Real Estate Fund and the Small Cap Value Fund incurred $30,641 and $30,639, respectively, in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended December 31, 2008, the Real Estate Fund incurred $26,174 in fund accounting fees and $16,506 in transfer agent fees.  For the year ended December 31, 2008, the Small Cap Value Fund incurred $30,664 in fund accounting fees and $16,748 in transfer agent fees. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the year ended December 31, 2008, the Real Estate Fund and the Small Cap Value Fund incurred $7,454 and $14,171, respectively, in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the year ended December 31, 2008, the Real Estate Fund and the Small Cap Value Fund were allocated $3,695 and $4,010, respectively, of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay Quasar Distributors, LLC (the “Distributor”) for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s average daily net assets. The Advisor has contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended December 31, 2008, the Real Estate Fund paid the Distributor $7,998.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $3,116,317 and $3,188,488, respectively, for the Real Estate Fund and $9,473,675 and $6,998,091, respectively, for the Small Cap Value Fund.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

NOTE 6 – SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2008:

Real Estate Fund

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$2,689,983	$2,689,983	$—	$—
Total	$2,689,983	$2,689,983	$—	$—

Small Cap Value Fund

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$17,245,655	$17,245,655	$—	$—
Total	$17,245,655	$17,245,655	$—	$—

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

The distributions paid by the Funds during the years ended December 31, 2008 and December 31, 2007 were characterized as follows:

	Real Estate Fund		Small Cap Value Fund
	12/31/08	12/31/07	12/31/08	12/31/07
Ordinary income	$39,309	$37,791	$154,706	$237,029
Net long-term capital gain	4,724	22,069	—	7,184
Total distributions	$44,033	$59,860	$154,706	$244,213

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Small Cap
	Real Estate Fund	Value Fund
Cost of investments for tax purposes (a)	$3,369,891	$22,138,621
Gross tax unrealized appreciation	$132,391	$997,549
Gross tax unrealized depreciation	(812,299)	(5,890,515)
Net tax unrealized depreciation	$(679,908)	$(4,892,966)
Undistributed ordinary income	$23,875	$4,092
Undistributed long-term capital gain	—	—
Total distributable earnings	$23,875	$4,092
Other accumulated loss	$(932,109)	$(2,775,160)
Total accumulated loss	$(1,588,142)	$(7,664,034)

(a)	Difference between book losses and tax losses are attributable to the tax treatment of wash sales.

As of December 31, 2008, certain Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

Capital losses expiring in:
2016
Real Estate Fund	$ 822,776
Small Cap Value Fund	$1,720,425

At December 31, 2008, the Real Estate Fund and the Small Cap Value Fund deferred, on a tax basis, post-October losses of $109,333 and $1,054,735, respectively.

Phocas Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Phocas Real Estate Fund
Phocas Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 29, 2006 (commencement of operations) to December 31, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and  for the period September 29, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2009

Phocas Funds

NOTICE TO SHAREHOLDERS at December 31, 2008 (Unaudited)

For the year ended December 31, 2008, the Real Estate Fund designated $39,309 and the Small Cap Value Fund designated $154,706 as ordinary income for purposes of the dividends paid deduction. For the year ended December 31, 2008, the Real Estate Fund designated $4,724 as long-term capital gains for purposes of the dividends paid deduction. The Small Cap Value Fund did not designate any long-term capital gains for purposes of the dividends paid deduction.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(C) for the Real Estate Fund and the Small Cap Value Fund was 0.00% and 0.00%, respectively.

For the year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income for the Real Estate Fund and the Small Cap Value Fund were 1.98% and 100.00%, respectively.

For corporate shareholders in the Real Estate Fund and the Small Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2008 was 1.98% and 96.50%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the Year Ended June 30, 2008

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30, 2008 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
Walter E. Auch	Trustee	Indefinite	Management	2	Director, Sound
(age 87, dob 4/12/1921)		term	Consultant;		Surgical
615 E. Michigan Street		since	formerly		Technologies,
Milwaukee, WI 53202		February	Chairman, CEO		LLC; Trustee,
		1997.	of Chicago		Consulting
			Board Options		Group Capital
			Exchange		Markets Funds
			(CBOE) and		(Smith Barney)
			President of		(11 portfolios);
			Paine Webber.		Trustee, The
UBS Funds
(57 portfolios).
James Clayburn LaForce	Trustee	Indefinite	Dean Emeritus,	2	Trustee, The
(age 80, dob 12/28/1928)		term	John E.		Payden Funds
615 E. Michigan Street		since	Anderson		(21 portfolios);
Milwaukee, WI 53202		May	Graduate School		Trustee, The
		2002.	of Management,		Metzler/Payden
			University of		Investment
			California,		Group
			Los Angeles.		(6 portfolios);
Trustee, Arena
Pharmaceuticals.
Michael D. LeRoy	Trustee	Indefinite	President,	2	Trustee,
(age 61, dob 8/14/1947)		term	Crown Capital		Bjurman, Barry
615 E. Michigan Street		since	Advisors, LLC		Funds
Milwaukee, WI 53202		September	(financial		(3 portfolios);
		2008.	consulting firm)		Director,
			(2000 to present).		Wedbush Bank.
Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee, The
(age 72, dob 6/18/1936)		term	Financial		Forward Funds
615 E. Michigan Street		since	Consultant and		(16 portfolios).
Milwaukee, WI 53202		February	former Executive
		1997.	Vice President
and Chief
Operating Officer
of ICI Mutual
Insurance Company
(until January 1997).

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
George J. Rebhan	Trustee	Indefinite	Retired;	2	Trustee,
(age 74, dob 7/10/1934)		term	formerly		E*TRADE
615 E. Michigan Street		since	President,		Funds
Milwaukee, WI 53202		May	Hotchkis and		(6 portfolios).
		2002.	Wiley Funds
(mutual funds)
(1985 to 1993).
George T. Wofford	Trustee	Indefinite	Retired;	2	None.
(age 69, dob 10/8/1939)		term	formerly Senior
615 E. Michigan Street		since	Vice President,
Milwaukee, WI 53202		February	Federal Home
		1997.	Loan Bank of
San Francisco.

Interested Trustee
Joe D. Redwine	Interested	Indefinite	President, CEO,	2	None.
(age 61, dob 7/9/1947)	Trustee	term	U.S. Bancorp
615 E. Michigan Street		since	Fund Services,
Milwaukee, WI 53202		September	LLC since
		2008.	May 1991.

Officers
Term of
Office
		and	Principal
	Position	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 61, dob 7/9/1947)	and Chief	term	LLC since May 1991.
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.
Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 41, dob 7/19/1967)	and	term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	since March 1997.
Milwaukee, WI 53202	Executive	June
	Officer	2003.
Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 47, dob 8/27/1961)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC since October 1998.
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
		and	Principal
	Position	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Robert M. Slotky	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 61, dob 6/17/1947)	President,	term	Services, LLC since July 2001; Senior Vice
2020 E. Financial Way	Chief	since	President, Investment Company
Glendora, CA 91741	Compliance	September	Administration, LLC (May 1997 to July 2001).
	Officer,	2004.
AML
Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 43, dob 4/16/1965)		term	Services, LLC, since May 2006; Senior
615 E. Michigan Street		since	Counsel, Wells Fargo Funds Management,
Milwaukee, WI 53202		June	LLC, May 2005 to May 2006; Senior Counsel,
		2007.	Strong Financial Corporation,
January 2002 to April 2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-746-2271.

Phocas Funds

APPROVAL OF ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 11, 2008, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Phocas Real Estate Fund and Phocas Small Cap Value Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board noted recent changes in the Advisor’s compliance team and its continuing efforts to enhance that team and its compliance program.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of October 31, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Phocas Funds

APPROVAL OF ADVISORY AGREEMENT (Unaudited), Continued

Phocas Real Estate Fund: The Board noted that the Real Estate Fund’s performance was above its peer group median and averages for all relevant periods.

Phocas Small Cap Value Fund: The Board noted that the Small Cap Value Fund’s performance was above its peer group median and averages for all relevant periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

Phocas Real Estate Fund:The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Real Estate Fund of 1.50% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was slightly higher than the median and average of its peer group.  The Board also noted that the contractual advisory fee was marginally above the average and marginally below the median of its peer group and was below the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and averages.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Phocas Small Cap Value Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Small Cap Value Fund of 0.99% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were below its peer group median and average, and the contractual advisory fee was below the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and averages.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  In this regard, the Board noted that the Advisor would consider adding

Phocas Funds

APPROVAL OF ADVISORY AGREEMENT (Unaudited), Continued

breakpoints in the future as Fund assets increased.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Phocas Real Estate Fund and the Phocas Small Cap Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Phocas Real Estate Fund and the Phocas Small Cap Value Fund would be in the best interest of each Fund and its shareholders.

Phocas Funds

REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on July 15, 2008, to elect two new Trustees to the Board and to approve the ratification of the prior appointment of one current Trustee of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, at the close of business on May 22, 2008, were entitled to attend or submit proxies.  As of the record date, the Trust had 109,009,551.55 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.	Election of Two New Trustees

Nominee	For Votes	Votes Withheld
Michael D. LeRoy	67,690,566.1576	161,711.1704
Joe D. Redwine	67,386,892.1216	165,385.2064

Proposal No. 2.	Ratification of the Prior Appointment of One Current Trustee of the Board

Current Trustee	For Votes	Votes Withheld
George J. Rebhan	66,476,414.1932	1,075,863.1348

Effective September 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Walter E. Auch,	George J. Rebhan,
Independent Trustee	Independent Trustee
James Clayburn LaForce,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Donald E. O’Connor,	George T. Wofford,
Independent Trustee	Independent Trustee

Effective December 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Walter E. Auch,	George J. Rebhan,
Independent Trustee	Independent Trustee
James Clayburn LaForce,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Michael D. LeRoy,	George T. Wofford,
Independent Trustee	Independent Trustee
Donald E. O’Connor,
Independent Trustee

Effective January 1, 2009, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Michael D. LeRoy,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Donald E. O’Connor,	George T. Wofford,
Independent Trustee	Independent Trustee
George J. Rebhan, Independent Trustee

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$31,000	$29,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,400	$5,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/3/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  3/3/09

* Print the name and title of each signing officer under his or her signature.